SYRATECH CORPORATION


                           ___% SENIOR NOTES DUE 2007


                             UNDERWRITING AGREEMENT



                                                          _____________ __, 1997



NationsBanc Capital Markets, Inc.
Chase Securities Inc.

c/o NationsBanc Capital Markets, Inc.
NationsBank Corporate Center
100 North Tryon Street
Charlotte, North Carolina 28255

Dear Sirs:

         SECTION 1. Introductory. Syratech Corporation, a Delaware corporation ("Syratech"), proposes to issue and sell to the several Underwriters named in
Schedule I hereto (the "Underwriters"), $160.0 million principal amount of its ___% Senior Notes due 2007 (the "Senior Notes"). The Senior Notes are to be issued pursuant to the provisions of an indenture dated as of ______________, 1997 (the "Indenture") among the Company (as defined below), as issuer, each of the Company's subsidiaries set forth in Schedule II hereto (collectively, the "Guarantors") and __________________, as Trustee (the "Trustee"). The Senior Notes will be unconditionally guaranteed (the "Subsidiary Guarantees"), on a joint and several basis, by each of the Guarantors. The Senior Notes and the Subsidiary Guarantees are herein collectively referred to as the "Securities."

         The Securities are being issued and sold in connection with the recapitalization (the "Recapitalization") of Syratech, pursuant to a merger agreement, dated October 23, 1996, as amended through the date hereof (the "Merger Agreement") between Syratech and THL Transaction I Corp., a Delaware corporation which was formed by its parent, Thomas H. Lee Company ("THL"), for the purpose of supporting the Recapitalization ("THLT"). The Merger Agreement provides for the merger (the "Merger") of Syratech with THLT, with Syratech surviving such Merger (as such survivor, the "Company"). In order to finance the Recapitalization, in addition to the sale of the Securities hereunder, the Company will require additional financing of up to $227.5 million. Of such amount, (i) not less than $125 million would be provided through the issuance and sale of common stock of the Company, including the retention of common stock of the Company with an aggregate value of not less than $23 million by management of Syratech in the Merger, and not less than $72.5 million in cash to be provided by THL (less amounts invested in common stock of the Company by the Lenders and their affiliates) (the "Equity Financing"), and (ii) the remainder would be provided through borrowings under a $130.0 million asset-based revolving loan facility made available to the Company (the "New Credit Facility").


         The Merger Agreement and the documents entered into in connection therewith including, without limitation, the agreements attached thereto as exhibits, are herein collectively referred to as the "Merger Documents." This Agreement, the Senior Notes, the Indenture and the Subsidiary Guarantees are herein collectively referred to as the "Offering Documents." The Offering Documents, the New Credit Facility, the Merger Documents and the documents pursuant to which the Equity Financing will be consummated are herein collectively referred to as the "Transaction Documents." The time of the consummation of the Recapitalization is referred to herein as the "Effective Time."

         Syratech, each of the Guarantors and THLT hereby agree, jointly and severally, with the several Underwriters as follows:

         SECTION 2. Representations, Warranties and Agreements of Syratech and the Guarantors. Each of Syratech and each Guarantor, jointly and severally, represents and warrants to, and agrees with, the several Underwriters that:

          (a) It has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 (No. 333-18133) (the "registration statement"), including a preliminary prospectus subject to completion, relating to the Securities. The registration statement, as amended at the time it becomes effective or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case financial statements and exhibits, all material incorporated by reference therein, and the information (if any) contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be a part of the registration statement at the time of its effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "Registration Statement;" and the prospectus in the form first used to confirm sales of the Securities, whether or not filed with the Commission pursuant to Rule 424(b) under the Act, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus." Any reference in this Agreement to the registration statement, the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the registration statement, the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which, upon such filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which are incorporated by reference in the registration statement, the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto.

          (b) Syratech, the Guarantors and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (x) complied in all material respects with the requirements of the Act and (y) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date (as defined herein), the Registration Statement, the Prospectus and any amendments or supplements thereto, will conform in all material respects with the requirements of the Act and the rules and regulations (the "Rules and Regulations") of the Commission thereunder, and at such effective time the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (together with the rules and regulations thereunder, the "1939 Act"), of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus, as amended or supplemented if applicable, based upon written information furnished to Syratech by any Underwriter specifically for use therein. When the Registration Statement becomes effective, including at the date of any post-effective amendment, at the date of the Prospectus and any amendment or supplement thereto (if different) and at the Closing Date, the Indenture will have been qualified under and will conform in all material respects to the requirements of the 1939 Act.

          (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirement of the Exchange

     Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (d) Since the respective dates of the most recent financial statements appearing in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) neither Syratech nor any of its subsidiaries has and, at and as of the Effective Time, neither the Company nor any of its subsidiaries will have incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the condition, financial or otherwise, earnings, affairs or business prospects of Syratech and its subsidiaries, taken as a whole, (or, at and as of the Effective Time, the Company and its subsidiaries, considered as a whole), (ii) neither Syratech nor any of its subsidiaries has (and, at and as of the Effective Time, neither the Company nor any of its subsidiaries) will have purchased any of their respective outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on their respective capital stock (other than with respect to any of such subsidiaries, the purchase of, or dividend or distribution on, capital stock owned by Syratech or the Company, respectively), except as otherwise set forth in the Registration Statement and the Prospectus and (iii) there shall not have been any change in the capital stock or long-term indebtedness of Syratech (or, at and as of the Effective Time, the Company) or any of their respective subsidiaries except for those changes in capital stock and long-term indebtedness contemplated by the Transaction Documents.

          (e) Syratech has been and, at and as of the Effective Time, the Company will have been, duly incorporated, and Syratech is and, at and as of the Effective Time, the Company will be, validity existing as a corporation in good standing under the laws of Delaware with corporate power and authority to own, lease and operate its properties and conduct its businesses as described in the Registration Statement; Syratech is and, at and as of the Effective Time, the Company will be, duly qualified as a foreign corporation to transact business, and Syratech is, and at and as of the Effective Time, the Company will be, in good standing in each jurisdiction in which either owns or leases properties or in which the conduct of its respective business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not (i) have a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or prospects of Syratech and its subsidiaries, taken as a whole or, at and as of the Effective Time, the Company and its subsidiaries, taken as a whole or (ii) materially and adversely affect the offering of the Securities or any of the other transactions contemplated by the Transaction Documents (any such event, a "Material Adverse Effect").

          (f) Each of the subsidiaries of Syratech has been and, at and as of the Effective Time, each subsidiary of the Company will have been, duly incorporated and each such subsidiary is, and after giving effect to the consummation of the transaction contemplated by the Transaction Documents will be, validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with all corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, and each such subsidiary is, and after giving effect to the consummation of the transaction contemplated by the Transaction Documents, will be, duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases properties or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of Syratech is, and at and as of the Effective Time all of the issued and outstanding capital stock of each subsidiary of the Company will be, duly authorized, validly issued and fully paid and nonassessable, and all such capital stock of each such subsidiary is owned by Syratech (and will be owned by the Company following the consummation of the Recapitalization), directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity. Other than the Guarantors, Syratech has and at and as of the Effective Time, the Company will have, no subsidiaries incorporated or otherwise organized in the United States of America or any state thereof.

          (g) Syratech has and, at and as of the Effective Time, the Company will have the authorized, issued and outstanding capitalization set forth in the Prospectus; all of the outstanding shares of capital stock of Syratech are and, at and as of the Effective Time, of the Company will be duly authorized and validly issued, fully paid and nonassessable and not issued in violation of any preemptive or similar rights.

          (h) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of capital stock of, or other ownership interest in, Syratech or any subsidiary thereof except as otherwise disclosed in the Registration Statement. At and as of the Effective Date, there will be no outstanding subscriptions, rights, warrants options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of capital stock of, or other ownership interest in, the Company or any subsidiary thereof except as otherwise disclosed in the Registration Statement.

          (i) Neither Syratech nor any of its subsidiaries is or, at and as of the Effective Time, neither the Company nor any of its subsidiaries will be
     (i) in violation of its charter documents, (ii) in breach or violation of any law, administrative regulation or administrative or court decree or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which its respective properties may be bound.

          (j) No consent, approval, authorization or order of any court or governmental authority or agency, or third party is required for the performance of any of the Transaction Documents by Syratech or any of its subsidiaries or, at and as of the Effective Time, the Company or any of its subsidiaries (to the extent each is a party thereto) or the consummation by Syratech and any of its subsidiaries or, at and as of the Effective Time, the Company or any of its subsidiaries of the transactions contemplated by the Transaction Documents, except such as may be required under state securities or Blue Sky laws. The execution, delivery and performance by Syratech and each of its subsidiaries and, at and as of the Effective Time, the Company and each of its subsidiaries, to the extent each is a party thereto, of the Transaction Documents and the consummation of the transactions contemplated thereby will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Syratech or any of its subsidiaries or, at and as of the Effective Time, the Company or any of its subsidiaries, pursuant to any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such entity is a party or by which it may be bound or to which any of the property or assets of Syratech or any of its subsidiaries is, and at and as of the Effective Time, the Company or any of its subsidiaries will be subject, nor will such action result in any violation of the provisions of the charter or by-laws of Syratech or any of its subsidiaries or, at and as of the Effective Time, of the Company or any of its subsidiaries or any law, rules, regulation or administrative or court decree.

          (k) Each of Syratech and each of its subsidiaries possesses and, at and as of the Effective Time, each of the Company and each of its subsidiaries will possess adequate certificates, authorities, permits or other authorizations (collectively, "Permits") including, without limitation, under any applicable Environmental Laws (as defined herein), issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct its respective business as now or proposed to be conducted as set forth in the Prospectus. Each of Syratech and each of its subsidiaries has and, at and as of the Effective Time, each of the Company and each of its subsidiaries will have fulfilled and performed all of their respective obligations with respect to such Permits. Neither Syratech nor any of its subsidiaries has and, at and as of the Effective Time, the Company or any of its subsidiaries will have received any notice or proceedings relating to the revocation or modification of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

          (l) There are no legal or governmental proceedings involving or affecting Syratech or any of its subsidiaries or any of their respective properties or assets which are required to be described in a prospectus pursuant to the Act or the Rules and Regulations that are not described in the Prospectus, nor are there any material contracts or other documents which are required to be described in a prospectus pursuant to the Act or the Rules and Regulations that are not described in the Prospectus. There are no material contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been so filed. Except as set forth in the Prospectus, there is not pending or, to the knowledge of Syratech or any Guarantor threatened any action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, to which Syratech or any of its subsidiaries is a party, which affects Syratech or any of its subsidiaries or, at and as of the Effective Time, will effect the Company or any of its subsidiaries, which, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

          (m) Each of Syratech and each of its subsidiaries has and, at and as of the Effective Time, each of the Company and each of its subsidiaries will have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it and necessary in the conduct of its business in each case free and clear of all liens, encumbrances and defects except (i) such as are referred to in the Prospectus, (ii) sales of inventory in the ordinary course of business or
     (iii) such as do not materially adversely affect the value of such property to it, and do not interfere with the use made and proposed to be made of such property by it. All leases, contracts and agreements to which Syratech or any of its subsidiaries is or, at and as of the Effective Time, the Company or any of its subsidiaries will be a party or by which any of them is bound are valid and enforceable against Syratech or any of its subsidiaries and, at and as of the Effective Time, the Company or any of its subsidiaries, and are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect.

          (n) Each of Syratech and each of its subsidiaries owns or possesses and, at and as of the Effective Time, each of the Company and each of its subsidiaries will own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, know-how and other intellectual property (collectively, "Trademarks") necessary to conduct the businesses now or proposed to be operated by them as described in the Prospectus, except as would not, individually or in the aggregate, have a Material Adverse Effect; and the consummation of the transactions contemplated hereby and by the Prospectus will not alter or impair any such rights, except for such alterations or impairments as would not have a Material Adverse Effect. Each of Syratech and each of its subsidiaries has not and, at and as of the Effective Time, each of the Company and each of its subsidiaries will not have received any notice of infringement of or conflict with (or know of any such infringement of or conflict with) alleged rights of others with respect to any Trademarks (or questioning the validity or effectiveness of any license or other agreement or instrument relating thereto) which, if such alleged infringement or conflict were sustained, would have a Material Adverse Effect; and to the best knowledge of Syratech, there is no valid basis for any such claim and the use of such Trademarks by Syratech and its subsidiaries does not infringe on the rights of any person.

          (o) Each of Syratech and each of its subsidiaries has and, at and as of the Effective Time, each of the Company and each of its subsidiaries will have all the requisite corporate power and authority to executive, deliver and perform its obligations under each of the Transaction Documents (other than the Offering Documents) to which it is a party; the Merger Agreement has been duly and validly authorized, executed and delivered by Syratech and, immediately before the Effective Time, each of the Transaction Documents (other than the Offering Documents) will have been duly and validly authorized, executed and delivered by Syratech and each of its subsidiaries (to the extent each is a party thereto), and at and as of the Effective Time, will have been duly and validly authorized, executed and delivered by the Company and each of its subsidiaries to the extent that each is a party thereto; immediately before the Effective Time, each of the Transaction Documents (other than the Offering Documents) to which Syratech and each of its subsidiaries is a party will constitute a valid and legally binding obligation of such party enforceable against Syratech and each of its subsidiaries (to the extent each is a party thereto) and, at and as of the Effective Time, the Company and each of its subsidiaries, as applicable, in each case, in accordance with its terms; and the Recapitalization has been duly authorized by the stockholders of Syratech.

          (p) Each of Syratech and each of the Guarantors has and, at and as of the Effective Time, each of the Company and each of the Guarantors will have, all requisite corporate power and authority to execute, deliver and perform its obligations under the Offering Documents, as applicable, and to authorize, issue, sell and deliver the Senior Notes and the Subsidiary Guarantees, as applicable, as provided herein and therein.

          (q) There exists as of the date hereof and will exist on the Closing Date, after giving effect to the transactions contemplated by each of the Transaction Documents, no event or condition which would constitute a default or an event of default or other violation or breach of any Transaction Document. Each of the representations and warranties of Syratech and each of its subsidiaries, as applicable, contained in any of the Transaction Documents (other than the Offering Documents) are true and correct in all material respects. Each of the Transaction Documents conforms to the description thereof in the Registration Statement in all material respects.

          (r) Except as disclosed in the Prospectus, and except as would not individually or in the aggregate have a Material Adverse Effect (w) Syratech and each of its subsidiaries is in compliance with all applicable Environmental Laws (as defined below), (x) Syratech and each its subsidiaries has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (y) there are no pending, or to the best knowledge of Syratech or any of its subsidiaries threatened, Environmental Claims (as defined below) against Syratech or any of its subsidiaries and (z) Syratech and each of its subsidiaries does not have knowledge of any circumstances with respect to any of their respective properties or operations that could reasonably be anticipated to form the basis of an Environmental Claim against Syratech or any of its subsidiaries or any of their respective properties or operations and the business operations relating thereto that would have a Material Adverse Effect. For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means, with respect to any person, any federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any published judicial or administrative interpretation thereof including any judicial or administrative order, consent decree or judgment binding on such person or any of its subsidiaries, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any such governmental authority. 'Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

          (s) In the ordinary course of its business, Syratech conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of Syratech and its subsidiaries, in the course of which it identifies and evaluates associate costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and potential liabilities to third parties). On the basis of such review, Syratech has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

          (t) Neither Syratech nor any of its subsidiaries has and, at and as of the Effective Time, neither the Company nor any of its subsidiaries will have violated any foreign, federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable foreign, federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case would singly or in the aggregate, have a Material Adverse Effect.

          (u) There is (i) no unfair labor practice complaint pending against Syratech or any of its subsidiaries or, to the best knowledge of Syratech, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or more significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Syratech or any of its subsidiaries or, to the best knowledge of Syratech, threatened against any of them, and

     (ii) no significant strike, labor dispute, slowdown or stoppage pending against Syratech or any of its subsidiaries or, to the best knowledge of Syratech, threatened against it or any of its subsidiaries.

          (v) Each of Syratech and each of Syratech's subsidiaries carries and, at and as of the Effective Time, each of the Company and each of its subsidiaries will carry reasonably adequate insurance (including self-insurance) in such amounts and covering such risks as would be obtained by companies in the same or similar businesses in the ordinary course for the conduct of its business and the value of its properties.

          (w) Each of Deloitte & Touche LLP and Coopers & Lybrand, L.L.P. (the "Independent Accountants") are independent public accountants as required by the Act.

          (x) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of Syratech and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements, except as otherwise stated therein. The statistical and market-related data (including, without limitation, the estimated cost savings information) included in the Registration Statement and the Prospectus are based on or derived from sources which Syratech believes to be reliable and accurate.

          (y) The pro forma financial statements (including the notes thereto) and the other pro forma financial information included in the Prospectus
     (i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Exchange Act, (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (iii) have been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Prospectus are reasonable in all material respects and the adjustments used therein are appropriate in all material respects to give effect to the transactions or circumstances referred to therein.

          (z) Neither Syratech nor any of its subsidiaries is or, at and as of the Effective Time, neither the Company nor any of its subsidiaries will be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (aa) No holder of any security of Syratech or any of its subsidiaries has any right to require registration of shares of common stock or any other security of Syratech or any of its subsidiaries. At and as of the Effective Date, no holder of any security of the Company or any of its subsidiaries will have any right to require registration of shares of common stock or any other security of the Company or any of its subsidiaries.

          (bb) Each of Syratech and each of the Guarantors has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          (cc) Syratech and each of its subsidiaries maintains a system of internal accounting controls sufficient to prove reasonable assurance that
     (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements that conform with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (dd) Each of Syratech and each of its subsidiaries has and, at and as of the Effective Time, each of the Company and each of its subsidiaries will have filed all necessary federal, state and foreign income and franchise tax returns required to be filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by Syratech or any of its subsidiaries have been or, at and as of the Effective Date, received by the Company or any of its Subsidiaries will be paid, other than those being contested in good faith and for which adequate reserves have been provided.

          (ee) Except as stated in the Prospectus none of Syratech or any of its subsidiaries know of any outstanding claims for services, either in the nature of a finder's fee, financial advisory fee, origination fee or similar fee, with respect to the transactions contemplated hereby.

          (ff) This Agreement has been duly authorized, executed and delivered by Syratech and each of the Guarantors.

          (gg) The Indenture has been duly qualified under the 1939 Act and has been duly authorized, and when executed and delivered by each of Syratech and each of the Guarantors, will be a valid and binding agreement of each of Syratech and each of the Guarantors (and, at and as of the Effective Time, each of the Company and each of the Guarantors), enforceable in accordance with its terms.

          (hh) The Senior Notes have been duly authorized by Syratech, and, when executed and authenticated in accordance with the provisions of the Indenture, will conform in all material respects to the description thereof in the Prospectus and when delivered to and paid for by the Underwriters in accordance with this Agreement, will be valid and binding obligations of Syratech (and, at and as of the Effective Time, the Company), will be entitled to the benefits of the Indenture and will be enforceable in accordance with their terms.

          (ii) The Subsidiary Guarantees have been duly authorized by each of the Guarantors, and, when executed and authenticated in accordance with the provisions of the Indenture, will conform in all material respects to the description thereof in the Prospectus, will be valid and binding obligations of each of the Guarantors, will be entitled to the benefits of the Indenture and will be enforceable in accordance with their terms.

          (jj) None of Syratech, any of its subsidiaries or any agent thereof acting on the behalf of their behalf has taken, and none of them will take, any action that might cause the New Credit Facility, this Agreement or the issuance or sale of the Securities pursuant to the terms of this Agreement to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part
     220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part
     224) of the Board of Governors of the Federal Reserve System.

          (kk) Immediately after the consummation of the Merger and the transactions contemplated by the Transaction Documents, the fair value and present fair saleable value of the assets of Company and its subsidiaries (on a consolidated basis) will exceed the sum of their stated liabilities and identified contingent liabilities; and Syratech (on a consolidated basis) is not, nor will the Company and its subsidiaries (on a consolidated basis) after giving effect to the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby be, (i) left with unreasonably small capital with which to carry on their respective businesses as they are proposed to be conducted, (ii) unable to pay their debts (contingent or otherwise) as they mature or (iii) otherwise insolvent.


         SECTION 3. Representations, Warranties and Agreements of THLT. THLT represents and warrants to, and agrees with, the several Underwriters that:

          (a) THLT has been duly incorporated, and THLT is validity existing as a corporation in good standing under the laws of Delaware.

          (b) All of the outstanding shares of capital stock of THLT are duly authorized and validly issued, fully paid and nonassessable and not issued in violation of any preemptive or similar rights.

          (c) THLT has all the requisite corporate power and authority to executive, deliver and perform its obligations under each of the Transaction Documents to which it is a party; the Merger Agreement has been duly and validly authorized, executed and delivered by THLT and, each of the Transaction Documents to which it is a party will, as of the Closing Date, have been duly and validly authorized, executed and delivered by THLT and, each of the Transaction Documents to which THLT is a party constitute or will, as of the Closing Date, constitute a valid and legally binding obligation of THLT enforceable against THLT, in accordance with its terms.

          (d) No consent, approval, authorization or order of any court or governmental authority or agency, or third party is required for the performance of any of the Transaction Documents by THLT or the consummation by THLT of the transactions contemplated by the Transaction Documents. The execution, delivery and performance by THLT, to the extent it is a party thereto, of the Transaction Documents and the consummation of the transactions contemplated therein will not conflict with or constitute a breach of, or default under, any material contract to which THLT is a party or by which it may be bound, nor will such action result in any violation of the provisions of the charter or by-laws of THLT or any law, rule, regulation or administrative or court decree.

          (e) This Agreement has been duly authorized, executed and delivered by THLT. THLT was formed solely for the purpose of consummating the Recapitalization. THLT has no material assets or liabilities, conducts no business and is a party to no material agreements other than this Agreement and as described in the Prospectus.

          (f) Except as stated in the Prospectus THLT does not know of any outstanding claims for services, either in the nature of a finder's fee, financial advisory fee, origination fee or similar fee, with respect to the transactions contemplated hereby.


         SECTION 4. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, Syratech and the Guarantors agree to issue and sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from Syratech and the Guarantors at a purchase price of ____________% of principal amount per Senior Note plus accrued interest, if any, from _______________, 1997 to the date of payment and delivery, the respective principal amount of Senior Notes set forth opposite such Underwriter's name in
Schedule I hereto.

         The Company hereby confirms its engagement of Chase Securities Inc. ("Chase"), one of the Underwriters listed in Schedule I hereto, as, and Chase hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter," within the meaning of Section (b)(15) of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Securities. Chase, solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "QIU." As compensation for the services of the QIU hereunder, the Company agrees to pay Chase $5,000 on the Closing Date. The Company agrees that the yield at which the Senior Notes are sold to the public will be no lower than the yield recommended by Chase acting as QIU.

         The Company will deliver the Securities to you for the accounts of the Underwriters, against payment of the purchase price therefor by one or more certified or official bank checks payable in New York Clearing House or other next day funds drawn to the order of the Company, at the office of Latham & Watkins, New York, New York at 10:00 A.M., New York time, on ___________ __, 1997 or at such other place or time not later than seven full business days thereafter as you and the Company determine, such time being referred to herein as the "Closing Date."

         The certificates for all the Securities so to be delivered will be in such denominations and registered in such names as you request two full business days prior to the Closing Date and will be made available at the office of NationsBanc Capital Markets, Inc., Charlotte, North Carolina or, upon your request, through the facilities of The Depository Trust Company, for checking and packaging at least one full business day prior to the Closing Date.

         SECTION 5. Offering by Underwriters. After the Registration Statement becomes effective the several Underwriters will offer the Securities for sale to the public on the terms as set forth in the Prospectus.

         SECTION 6. Certain Covenants. Each of Syratech and each Guarantor jointly and severally covenants and agrees with the several Underwriters that:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Securities may commence, Syratech will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

          (b) Syratech will not file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus or file any document which, upon filing becomes an Incorporated Document, of which you shall not previously have been advised or to which, after you shall have received a copy of the document proposed to be filed, you shall reasonably object.

          (c) Syratech will advise you promptly and, if requested by you, will confirm such advice in writing: (i) when the Registration Statement has become effective, if and when the Prospectus is sent for filing pursuant to Rule 424 under the Act and when any post-effective amendment to the Registration Statement becomes effective;
     (ii) of any request by the Commission for amendment of or a supplement to the Registration Statement, any preliminary prospectus or the Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and
     (iv) of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (d) As soon after the execution and delivery of this Agreement as practicable and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a Prospectus is required by the Act to be delivered in connection with sales by the Underwriters or any dealer, Syratech will expeditiously deliver to the Underwriters and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. Syratech consents to the use of the Prospectus (and of any amendment or supplement thereto), in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Underwriters and by all dealers to whom the Securities may be sold, both in connection with the offering and sale of the Securities and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by the Underwriters or any dealer. If during such period of time any event shall occur that in the judgment of Syratech or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, Syratech will forthwith prepare and, subject to the provisions of paragraph (b) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that Syratech and the Underwriters agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

          (e) Syratech will mail and make generally available to its security holders as soon as practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act and the Rules and Regulations (including Rule 158). Syratech will also advise you in writing when such statement has been so made available.

          (f) Syratech will deliver to each of you as many signed and conformed copies of the registration statement (as originally filed) and of each amendment thereto (including exhibits filed therewith) as you may reasonably request and will also deliver to you a conformed copy of the Registration Statement and each amendment thereto for each of the Underwriters.

          (g) Syratech and each Guarantor will endeavor, in cooperation with you, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Securities. Syratech and each Guarantor will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

          (h) During the period of five years hereafter, Syratech will furnish to you and upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year, and Syratech will furnish to you (i) as soon as available, a copy of each report (including, without limitation, quarterly reports containing Syratech's consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows) or definitive proxy statement of Syratech filed with the Commission under the Exchange Act or mailed to stock holders, and (ii) from time to time, such other information concerning Syratech as you may reasonably request.

          (i) If Rule 430A of the Act is employed, Syratech will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing. Syratech will timely complete all required filings and otherwise fully comply in a timely manner with all provisions of the Exchange Act.

          (j) During the period beginning on the date hereof and continuing to and including the Closing Date, Syratech and each Guarantor will not offer, sell contract to sell or otherwise dispose of any debt securities of Syratech or any Guarantor or warrants to purchase debt securities of Syratech or any Guarantor substantially similar to the Securities (other than the Securities), without your prior written consent.

          (k) Each of Syratech and each Guarantor will use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by Syratech and the Guarantors prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

          (l) Syratech will apply the net proceeds from the sale of the Securities (together with any other net proceeds received from the Recapitalization) as set forth under "Use of Proceeds" in the Prospectus.

         SECTION 7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities on the Closing Date will be subject to satisfaction of each of the following conditions:

          (a) Each of the representations and warranties on the part of Syratech (and, at and as of the Effective Time, the Company), the Guarantors and THLT contained herein shall be true and correct in all material respects on the date herein and on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) The Registration Statement shall have become effective (or if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, such post-effective amendment shall have become effective) not later than 5:00 P.M. New York time, on the date of this Agreement, or such later time or date as shall have been consented to by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; and prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted, or to the knowledge of the Company or you, shall be contemplated by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

          (c) You shall not have advised Syratech (or, at and as of the Effective Time, the Company) that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact or omits to state a fact which, you have concluded, is material and in the case of an omission is required to be stated therein or is necessary to make the statements therein not misleading.

          (d) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of Syratech and its subsidiaries, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of Syratech and its subsidiaries from that set forth in the Registration Statement and Prospectus, (iii) Syratech and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to Syratech and its subsidiaries (or, at and as of the Effective Time, the Company and its subsidiaries), taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate of Syratech, dated the Closing Date, signed on its behalf by (x) the president or any vice president and (y) a principal financial or accounting officer of Syratech confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 7 and confirming that the representations and warranties contained in Section 2 are true and correct with the same force and effect as though made on and as of the Closing Date.

          (e) As of the Closing Date, the Company will have delivered to the Underwriters true and correct executed copies of the Transaction Documents (other than the Offering Documents), in the form as originally executed, together with all related documents, instruments and agreements and all schedules or exhibits thereto; there will have been no amendments, alterations, modifications or waivers thereto or in the exhibits or schedules thereto other than those as to which the Underwriters shall previously have been advised and shall not have reasonably objected after being furnished a copy thereof.

          (f) On the Closing Date you shall have received a certificate, dated the Closing Date, of THLT, signed on behalf of such party by (x) the president or any vice president and (y) any other officer confirming, as of the Closing Date, the matters set forth in paragraph (a) of this Section 7 (as to THLI) and confirming that the representations and warranties of THLT contained in Section 3 are true and correct with the same force and effect as though made on and as of the Closing Date.

          (g) None of the issuance and sale of the Securities pursuant to this Agreement, the Recapitalization or any of the other transactions contemplated by any of the Transaction Documents or the Prospectus shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued or any action, suit or proceeding shall have been commenced with respect to this Agreement, the Merger Agreement, the New Credit Facility, the Recapitalization or any of the other transactions contemplated by the Prospectus, before any court or governmental authority.

          (h) On the Closing Date, the Underwriters shall have received copies of all certificates, documents and opinions delivered by Syratech, THL or any of their respective affiliates, or any of their counsels and such other certificates, documents and opinions reasonably obtainable by Syratech, THL or any of their respective affiliates delivered to any such party under the Transaction Documents, in each case, together with letters addressed to the Underwriters, stating that the Underwriters may rely on such certificates, documents and opinions as if they had been addressed to the Underwriters.

          (i) You shall have received a favorable opinion of Paul, Weiss, Rifkind & Garrison, counsel for Syratech, dated the Closing Date to the effect that:

               (i) Syratech has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; and Syratech is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

               (ii) Each of the Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, and, to the best of their knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases properties or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each of the Guarantors has been duly authorized and validly issued and is fully paid and non-assessable, and all of such capital stock, to the best of their knowledge and information, is owned by Syratech and, at and as of the Effective Time, will be owned by the Company free and clear of any pledge, lien, encumbrance, claim or equity.

               (iii) Syratech has the authorized, issued and outstanding capital stock as set forth in the Prospectus; all of the outstanding shares of capital stock of Syratech have been duly authorized and validly issued, are fully paid and nonassessable and were not, to the best of such counsel's knowledge, issued in violation of any preemptive or similar rights.

               (iv) To the knowledge of such counsel, there are, and after giving effect to the Recapitalization, will be, no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of Syratech, the Company or any of the Guarantors, except as described in the Prospectus.

               (v) Each of Syratech and, after giving effect to the Recapitalization, the Company has all the requisite corporate power and authority to execute, deliver and perform its respective obligations under each of the Transaction Documents to which it is a party.

               (vi) Each of the Syratech's subsidiaries has, both before and after giving to the Merger, all the requisite corporate power and authority to execute, deliver and perform its respective obligations under each of the Transaction Documents to which it is a party.

               (vii) Each of Syratech and, at and as of the Effective Time, the Company has duly authorized, executed and delivered each of the Transaction Documents (other than the Offering Documents) to which it is party.

               (viii) Each of Syratech's subsidiaries has duly authorized, executed and delivered each of the Transaction Documents (other than the Offering Documents) to which it is party.

               (ix) Each of Syratech and each of the Guarantors has, and after giving effect to the Recapitalization, the Company will have duly and validly authorized this Agreement and the consummation by Syratech, the Company and the Guarantors of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Syratech and the Guarantors.

               (x) The Indenture has been duly qualified under the 1939 Act. Each of Syratech and each of the Guarantors has, and after giving effect to the Merger, the Company will have duly and validly authorized, executed and delivered the Indenture, and the Indenture constitutes a valid and binding agreement of each of Syratech and each of the Guarantors, and after giving effect to the Merger, the Company enforceable against them in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

               (xi) Syratech has, and after giving effect to the Merger, the Company will have duly authorized the Senior Notes, which, when executed and authenticated in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of Syratech and, at and as of the Effective Time, the Company, enforceable against Syratech and, after giving effect to the Merger, the Company in accordance with their terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and will be entitled to the benefits of the Indenture.

               (xii) Each of the Guarantors has duly authorized the Subsidiary Guarantees, which, when executed and authenticated in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with the terms of the Subsidiary Guarantees except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and will be entitled to the benefits of the Indenture.

               (xiii) The Indenture, the Senior Notes and the Subsidiary Guarantees conform in all material respects to the descriptions thereof contained in the Prospectus.

               (xiv) The Registration Statement is effective under the Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or proceedings therefor initiated or threatened by the Commission.

               (xv) No consent, approval, authorization or order of any court or governmental authority or agency, or third party is required (which has not been obtained) in connection with the consummation by Syratech (or after giving effect to the Recapitalization, the Company) or any of its subsidiaries of the transactions contemplated by the Transaction Documents, except such as may be required under state securities or Blue Sky laws.

               (xvi) To the best of their knowledge and information, the execution, delivery and performance by Syratech (or after giving effect to the Recapitalization, the Company) or any of its subsidiaries, to the extent each is a party thereto, of the Transaction Documents and the consummation of the transactions contemplated thereby will not conflict with or constitute a breach of, or default under (or an event which with notice or passage of time or both would constitute or a default under) or violation of any of (A) any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such entity is a party or by which it may be bound or to which any of their respective property or assets is, and at and as of the Effective Time will be subject, (B) the provisions of the charter or by-laws of such entity, or (C) (assuming compliance with all applicable state securities or Blue Sky laws) any law, administrative regulation or administrative or court decree applicable to such entity or any of its respective properties or assets, except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

               (xvii) None of Syratech (or after giving effect to the Recapitalization, the Company) or any of its subsidiaries is (i) in violation of its charter documents, (ii) to the knowledge of such counsel, in breach or violation of any law, administrative regulation or administrative or court decree applicable to any of them or any of their respective properties or assets, except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which its respective properties may be bound.

               (xviii) After due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which Syratech (or, after giving effect to the Recapitalization, the Company) or any of its subsidiaries is or will be a party or to which any of their respective properties is or will be subject that is required to be described in the Registration Statement or the Prospectus and is not so described or of any material contract or other document that is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or in any Incorporated Document that is not so described or filed as required.

               (xix) No legal or governmental proceedings are pending or, to the knowledge of such counsel, threatened to which Syratech or any of its subsidiaries is and, at and as of the Effective Time, the Company will be a party or to which any of their respective properties is subject which, if determined adversely to such party would result, individually or in the aggregate, in a Material Adverse Effect, or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance and sale of the Securities or the consummation of the other transactions contemplated by the Transaction Documents.

               (xx) To the best of such counsel's knowledge, Syratech and each of its subsidiaries owns and possesses adequate Trademarks to conduct the businesses now or proposed to be operated by them.

               (xxi) To the best of such counsel's knowledge, after due inquiry, neither Syratech nor any of its subsidiaries has violated any Environmental Laws, which in each case might result in any Material Adverse Effect.

               (xxii) None of Syratech or any of its subsidiaries is or, at and as of the Effective Time, the Company will be an "investment company" or a company

          "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (xxiii) Neither the consummation of the transactions contemplated by the New Credit Facility and this Agreement nor the issuance or sale of the Securities will violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

               (xxiv) Such counsel (1) is of the opinion that the Registration Statement (other than the financial statements included therein, as to which no opinion need be expressed) complies as to form in all material respects with the requirements of the Act and the Rules and Regulations, and (2) is of the opinion that the Incorporated Documents that have been filed with the Commission on or before the date of such opinion (other than the financial statements included therein, as to which no opinion need be expressed) complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

               (xxv) Such counsel (1) believes that (other than the financial statements included therein, as to which no belief need be expressed and except for that part of the Registration Statement that constitutes the Form T-1) the Registration Statement, at the time it became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) believes that the Prospectus, as amended or supplemented at the Closing Date, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         With respect to subparagraph (xxv) of paragraph (g) above, such counsel may state its opinion and belief is based upon its participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but is without independent check or verification except as specified.


     (h) You shall have received a favorable opinion of Hutchins, Wheeler & Dittmar, counsel for THLT, dated the Closing Date to the effect that:

          (i) THLT has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware.

          (ii) All of the outstanding shares of capital stock of THLT have been duly authorized and validly issued, are fully paid and nonassessable and were not, to the best of such counsel's knowledge, issued in violation of any preemptive or similar rights.

          (iii) THLT has, both before and after giving to the Recapitalization, all the requisite corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents to which it is a party.

          (iv) THLT has duly authorized, executed and delivered each of the Transaction Documents to which it is a party; such Transaction Documents will constitute valid and legally binding obligations of THLT, enforceable against THLT (to the extent THLT is a party thereto), in accordance with its terms, except as rights to indemnity hereunder may be limited by applicable law.

          (v) No consent, approval, authorization or order of any court or governmental authority or agency, or third party is required for the performance of any of the Transaction Documents by THLT (to the extent THLT is a party thereto) or the consummation by THLT of the transactions contemplated by the Transaction Documents. The execution, delivery and performance by THLT, to the extent it is a party thereto, of the Transaction Documents and the consummation of the transactions contemplated therein will not conflict with or constitute a breach of, or default under, any material contract to which THLT is a party or by which it may be bound, nor will such action result in any violation of the provisions of the charter or by-laws of THLT or any law, administrative regulation or administrative or court decree applicable to THLT.

          (vi) Such counsel (1) believes that (other than the financial statements included therein, as to which no belief need be expressed and except for that part of the Registration Statement that constitutes the Form T-1) the Registration Statement, at the time it became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) believes that the Prospectus, as amended or supplemented at the Closing Date, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         With respect to subparagraph (vi) of paragraph (h) above, Hutchins, Wheeler & Dittmar may state its opinion and belief is based upon its participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but is without independent check or verification except as specified.

          (i) You shall have received a favorable opinion of Latham & Watkins, counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to you.

          (j) You shall have received from each of the Independent Accountants, two letters, the first delivered the day of but prior to the execution of, and dated the date of, this Agreement and the other dated the Closing Date, addressed to the Underwriters (with conformed copies for each of the Underwriters), in the form heretofore agreed (and in the case of the second such letter consistent with the first such letter) with such variations as are reasonably acceptable to you.

          (k) On the Closing Date:

               (1) the Certificate of Merger with respect to the Merger shall be in form and substance satisfactory to the Underwriters and Latham & Watkins, counsel for the Underwriters, shall have been pre-cleared for filing with the Secretary of State of the State of Delaware and shall be ready in all respects for filing immediately upon consummation of each of the transactions contemplated by the Prospectus to be consummated prior to the Merger;

               (2) the New Credit Facility with aggregate commitments thereunder of not less than $130,000,000 shall be in full force and effect, no event shall have occurred and no event shall have failed to occur, which would relieve the lenders under the New Credit Facility (the "Lenders") of their obligation to advance funds, or preclude them from advancing funds to Syratech thereunder, and concurrently with the Closing the Lenders shall have advanced funds under the New Credit Facility in such amounts as are necessary to fund the Recapitalization (after giving effect to the Equity Financing and the sale of the Securities hereunder); and

               (3) The Equity Financing shall have been consummated on terms and conditions satisfactory to the Underwriters.

          (l) Simultaneously with the Closing, the closing contemplated by the Merger Agreement, including without limitation the Merger, shall have been consummated in accordance with the terms of the Merger Agreement.

          (m) Counsel for the Underwriters shall have been furnished with such other documents and opinions as they may reasonably require.


         SECTION 8. Payment of Expenses. Whether or not any of the transactions contemplated hereby are consummated, or this Agreement is terminated, Syratech and the Guarantors jointly and severally agree to pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), the Prospectus, each preliminary prospectus, the Incorporated

Documents, and all amendments and supplements to any of them, (ii) the preparation, printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Securities, (iii) the registration with the Commission, and the issuance by the Company and the Guarantors of the Securities, (iv) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as described in Section 6(e) (including the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) the fees and expenses of rating agencies, (vi) the furnishing of such copies of the Registration Statement, Prospectus and preliminary prospectus, and all amendments and supplements to any of them, as may be reasonably requested by you; (vii) filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering; (viii) the listing of the Securities on a stock exchange or automated quotation system, if any; (ix) the QIU (including fees and disbursements of counsel for the QIU); (x) expenses of Syratech and the Guarantors in connection with any meetings with prospective investors in the Securities; (xi) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Underwriters to be paid for by the Underwriters); and (xii) the performance by Syratech and the Guarantors (and after giving effect to the Merger, the Company and the Guarantors) of their other respective obligations under this Agreement, including (without limitation) the fees of the Trustee, the costs of the Trustee's personnel and other internal costs, the cost of printing and engraving the certificates representing the Securities, all expenses and taxes incident to the sale and the delivery of the Securities to you, and fees and expenses of counsel for the Syratech, any Guarantor or the Company for providing such opinions as you may reasonably request.

         If this Agreement is terminated by you in accordance with the provisions of Section 7 or Section 12, Syratech and the Guarantors jointly and severally shall reimburse you for all of your out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         SECTION 9. Indemnification and Contribution. (a) Each of Syratech and each Guarantor (and, after giving effect to the Recapitalization, each of the Company and each Guarantor), jointly and severally, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities or judgments (including without limiting the foregoing the reasonable legal and other expenses incurred in connection with any action, suit or proceeding or any claim asserted) arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities, judgments or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Underwriter furnished in writing to Syratech or any Guarantor by such Underwriter through you expressly for use therein. This indemnity agreement will be in addition to any liability which Syratech and the Guarantors (and, after giving effect to the Merger, the Company and the Guarantors) may otherwise have to the persons referred to above in this Section 9(a) and Section 10(a).

         (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless Syratech, each Guarantor (and, after giving effect to the Recapitalization, the Company and the Guarantors), their respective directors, their respective officers who sign the Registration Statement and each person, if any, who controls Syratech or any Guarantor (and, after giving effect to the Recapitalization, the Company or any Guarantor) within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities, judgments and expenses caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if Syratech and the Guarantors (or, after giving effect to the Recapitalization, the Company and the Guarantors) shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to Syratech or any Guarantor (or, after giving effect to the Merger, the Company or any Guarantor) in writing by such Underwriter through you expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

         (c) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (hereinafter called the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (hereinafter called the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party shall have failed to assume the defense and employ counsel or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests among them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for
(a) the reasonable fees and expenses of more than one separate firm (in addition to local counsel) for all Underwriters and all persons, if any, who control the Underwriters within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act and (b) the reasonable fees and expenses of more than one separate firm (in addition to local counsel) for Syratech and the

Guarantors (or, after giving effect to the Recapitalization, the Company and the Guarantors), their respective directors, their respective officers who sign the Registration Statement and each person, if any, who controls Syratech and the Guarantors (or, after giving effect to the Recapitalization, the Company and the Guarantors) within the meaning of either such Section and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of the Underwriters, such firm shall be designated in writing by NationsBanc Capital Markets, Inc. In the case of any such separate firm for Syratech and the Guarantors (or, after giving effect to the Recapitalization, the Company and the Guarantors), and such directors, officers and control persons of Syratech and the Guarantors (or, after giving effect to the Recapitalization, the Company and the Guarantors), such firm shall be designated in writing by Syratech (or, after giving effect to the Recapitalization, the Company). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent; but if settled with such consent of if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than twenty business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Syratech and the Guarantors (and, after giving effect to the Recapitalization, the Company and the Guarantors) on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Syratech and the Guarantors (and, after giving effect to the Recapitalization, the Company and the Guarantors) on the one hand and the Underwriters on the other in connection with the statements or omissions or actions or failure to act which resulted in such losses, claims, damages, liabilities, judgments or expenses, as well as any other relevant equitable considerations. The relative benefits received by Syratech and the Guarantors (or, after giving effect to the Recapitalization, the Company and the Guarantors) on the one hand and the Underwriters on the other shall be deemed to be in the same proportions as the total net proceeds from the offering of the Securities (before deducting expenses) received by Syratech and the Guarantors (and, after giving effect to the Recapitalization, the Company and the Guarantors) bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of Syratech and the Guarantors (and, after giving effect to the Recapitalization, the Company and the Guarantors) on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by Syratech (or, after giving effect to the Recapitalization, the Company), the Guarantors or by the Underwriters and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) Syratech (and, after giving effect to the Recapitalization, the Company), the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Section 9(d), in no event shall any Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which each Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to Section 9(d) are several in proportion to the respective aggregate principal amount of Senior Notes set forth opposite their names in Schedule I hereto.


         SECTION 10. Indemnification of Qualified Independent Underwriter

         (a) Each of Syratech and each Guarantor (and, after giving effect to the Recapitalization, each of the Company and each Guarantor), jointly and severally, agrees to indemnify and hold harmless the QIU and each person, if any, who controls the QIU within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities or judgments (including without limiting the foregoing the reasonable legal and other expenses incurred in connection with any action, suit or proceeding or any claim asserted) arising out of: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration

Statement or the Prospectus or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities, judgments or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the QIU furnished in writing to Syratech or any Guarantor by the QIU expressly for use therein; or
(ii) the QIU having acted, failed to act or alleged to have failed to act in its capacity as the "qualified independent underwriter" with respect to the offer and sale of the Securities; provided, however, that to the extent that any such loss, claim, damage, liability or judgment referred to in the foregoing clause
(ii) is found in a final judgment by a court of competent jurisdiction, not subject to further appeal, to have resulted from the willful misconduct or gross negligence of the QIU, neither Syratech (or, after giving effect to the Recapitalization, the Company) nor the Guarantors will be liable to that extent. This indemnity agreement will be in addition to any liability which Syratech and the Guarantors (and, after giving effect to the Merger, the Company and the Guarantors) may otherwise have to the persons referred to above in Section 9(a) and this Section 10(a).

         (b) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought against the QIU or any person controlling the QIU (for purposes of this Section 10(b), the QIU and/or such controlling person, as appropriate, shall hereinafter be referred to as the "Indemnified"), based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if Syratech and the Guarantors (or, after giving effect to the Recapitalization, the Company and the Guarantors) shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the QIU furnished to Syratech or any Guarantor (or, after giving effect to the Merger, the Company or any Guarantor) in writing by the QIU expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) the QIU having acted, failed to act or alleged to have failed to act in its capacity as the "qualified independent underwriter" with respect to the offer and sale of the Securities, and with respect to which indemnity may be sought against the Syratech (or, after giving effect to the Recapitalization, the Company) and the Guarantors (each of Syratech, the Company and/or any Guarantor, as appropriate, for purposes of this Section 10(b), are hereinafter referred to as the "Indemnifier"), the QIU shall promptly notify Syratech (or, after giving effect to the Recapitalization, the Company) in writing and Syratech (or, after giving effect to the Recapitalization, the Company) and the Guarantors shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified to represent the Indemnified and any others the Indemnifier may designate and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding, the Indemnified shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified unless
(i) the Indemnifier and the Indemnified shall have mutually agreed to the retention of such counsel, (ii) the Indemnifier shall have failed to assume the defense and employ counsel or (iii) the named parties to any such proceeding (including any impleaded parties) include both an Indemnifier and the Indemnified and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests among them. It is understood that the Indemnifier shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the reasonable fees and expenses of more than one separate firm (in addition to local counsel) for the QIU and all persons, if any, who control the QIU within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act and (b) the reasonable fees and expenses of more than one separate firm (in addition to local counsel) for Syratech and the Guarantors (or, after giving effect to the Recapitalization, the Company and the Guarantors), their respective directors, their respective officers who sign the Registration Statement and each person, if any, who controls Syratech and the Guarantors (or, after giving effect to the Recapitalization, the Company and the Guarantors) within the meaning of either such Section and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the QIU and such control persons of the QIU, such firm shall be designated in writing by the QIU. In the case of any such separate firm for Syratech and the Guarantors (or, after giving effect to the Recapitalization, the Company and the Guarantors), and such directors, officers and control persons of Syratech and the Guarantors (or, after giving effect to the Recapitalization, the Company and the Guarantors), such firm shall be designated in writing by Syratech (or, after giving effect to the Recapitalization, the Company). The Indemnifier shall not be liable for any settlement of any proceeding effected without its written consent; but if settled with such consent of if there be a final judgment for the plaintiff, the Indemnifier agrees to indemnify the Indemnified from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the Indemnifier and the Indemnified shall have requested the Indemnifier to reimburse the Indemnified for such fees and expenses of counsel as incurred, the Indemnifier agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than twenty business days after the receipt by the Indemnifier of the aforesaid request and (ii) such Indemnifier shall have failed to reimburse the Indemnified in accordance with such request for reimbursement prior to the date of such settlement. No Indemnifier shall, without the prior written consent of the Indemnified, effect any settlement of any pending or threatened proceeding in respect of which the Indemnified is or could have been a party and indemnity could have been sought hereunder by the Indemnified, unless such settlement includes an unconditional release of the Indemnified from all liability on claims that are the subject matter of such proceeding.

         (c) If the indemnification provided for in this Section 10 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, judgments and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by Syratech and the Guarantors (and, after giving effect to the Recapitalization, the Company and the Guarantors) on the one hand and the QIU on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Syratech and the Guarantors (and, after giving effect to the Recapitalization, the Company and the Guarantors) on the one hand and the QIU on the other hand in connection with the statements or omissions or actions or failure to act which resulted in such losses, claims, damages, liabilities, judgments or expenses, as well as any other relevant equitable considerations. The relative benefits received by Syratech and the Guarantors (or, after giving effect to the Recapitalization, the Company and the Guarantors) on the one hand and the QIU on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by Syratech and the Guarantors (and, after giving effect to the Recapitalization, the Company and the Guarantors), as set forth in the cover page of the Prospectus, bear to the fee received by the QIU for acting as the "qualified independent underwriter" as set forth in Section 4 hereof. The relative fault of Syratech and the Guarantors (and, after giving effect to the Recapitalization, the Company and the Guarantors) on the one hand and the QIU on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by Syratech (or, after giving effect to the Recapitalization, the Company) or any Guarantor on the one hand or the QIU on the other hand and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and whether the QIU's recommendation, advice or services as QIU pursuant to Section 4 hereof involved any willful misconduct or gross negligence on the part of the QIU.

         (d) Syratech (and, after giving effect to the Recapitalization, the Company), the Guarantors and the QIU agree that it would not be just and equitable if contribution pursuant to Section 10(a) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, the QIU shall not be required to contribute any amount in excess of the amount by which its fee received for acting as "qualified independent underwriter" as set forth in Section 4 hereof exceeds the amount of any damages which the QIU has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or by reason of alleged willful misconduct or gross negligence. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


         SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of Syratech, the Guarantors and THLI submitted pursuant hereto, including indemnity and contribution agreements, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter by or on behalf of Syratech (or, after giving effect to the Recapitalization, the Company), any Guarantor, their respective officers or directors, and shall survive acceptance and payment for the Securities hereunder.


         SECTION 12. Effectiveness of Agreement and Termination. This Agreement shall become effective upon later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement by the Commission.

         This Agreement may be terminated for any reason at any time prior to the Closing Date by the Underwriters upon the giving of written notice of such termination to the Syratech, if prior to the Closing Date (i) there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of Syratech and its subsidiaries (or, after giving effect to the Recapitalization, the Company and its subsidiaries) considered as a whole, whether or not arising in the ordinary course of business, or (ii) there has occurred any outbreak or escalation of hostilities or other calamity or crisis or material change in existing financial, political, economic or securities market conditions, the effect of which is such as to make it, in the judgment of the Underwriters, impracticable or inadvisable to market the Securities in the manner contemplated in the Prospectus or enforce contracts for the sale of the Securities, or (iii) trading generally on either the American Stock Exchange, the New York Stock Exchange or the NASDAQ National Market System has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or the NASDAQ National Market System or by order of the Commission or any other governmental authority, of if a banking moratorium has been declared by either Federal or New York authorities. In the event of any such termination, the provisions of Section 8, the indemnity agreement and contribution provisions set forth in Sections 9 and 10, and the provisions of Sections 11 and 15 shall remain in effect.


         SECTION 13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunications. Notice to the Underwriters shall be directed to you c/o NationsBanc Capital Markets, Inc., 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: Syndicate; notices to Syratech (and, after giving effect to the Recapitalization, the Company) or any Guarantor shall be directed to such party at Syratech Corporation, 175 McClellan Highway, East Boston, MA 02128, Attention: Secretary (with a copy to the Treasurer).


         SECTION 14. Parties. This Agreement shall inure to the benefit of and be binding upon Syratech (and, after giving effect to the Recapitalization, the Company), the Guarantors, the Underwriters, the QIU any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.


         SECTION 15. Governing Law. This Agreement shall be governed by the laws of the State of New York.

         This Agreement may be signed in two or more counterparts each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign this Agreement and return it to us.

                                   Very truly yours,

                                   SYRATECH CORPORATION

                                   By:

                                   Name:  _________________
                                   Title:  _________________

                                   SYRATECH HOLDING CORPORATION

                                   By:

                                   Name:  _________________
                                   Title:  _________________

                                   WALLACE INTERNATIONAL SILVERSMITHS, INC.

                                   By:

                                   Name:  _________________
                                   Title:  __________________

                                   WALLACE INTERNATIONAL DE P.R., INC.

                                   By:

                                   Name:  ____________________
                                   Title:  ____________________

                                   INTERNATIONAL SILVER COMPANY

                                   By:

                                   Name:  _________________
                                   Title:  _________________

                                   INTERNATIONAL SILVER DE P.R., INC.

                                   By:

                                   Name:  _________________
                                   Title:  __________________


                                   PMW SILVER DE P.R., INC.

                                   By:

                                   Name:  ____________________
                                   Title:  ____________________

                                   TOWLE MANUFACTURING COMPANY

                                   By:

                                   Name:  _________________
                                   Title:  _________________

                                   ROSEMAR SILVER COMPANY, INC.

                                   By:

                                   Name:  _________________
                                   Title:  __________________

                                   TOWLE HOLLOWARE, INC.

                                   By:

                                   Name:  ____________________
                                   Title:  ____________________

                                   FARBERWARE INC.

                                   By:

                                   Name:  _________________
                                   Title:  _________________

                                   SILVESTRI, INC.

                                   By:

                                   Name:  _________________
                                   Title:  __________________

                                   SILVESTRI, INC. OF SOUTH CAROLINA

                                   By:

                                   Name:  ____________________
                                   Title:  ____________________




                                   RAUCH INDUSTRIES, INC.

                                   By:

                                   Name:  _________________
                                   Title:  __________________

                                   ROCHARD, INC.

                                   By:

                                   Name:  ____________________
                                   Title:  ____________________

                                   HOLIDAY PRODUCTS, INC.

                                   By:

                                   Name:  _________________
                                   Title:  _________________

                                   NORTHSTAR SALES CORPORATION

                                   By:

                                   Name:  _________________
                                   Title:  __________________

                                   LEONARD FLORENCE ASSOCIATES, INC.

                                   By:

                                   Name:  ____________________
                                   Title:  ____________________

                                   CHI INTERNATIONAL, INC.

                                   By:

                                   Name:  _________________
                                   Title:  _________________

                                   SYRATECH SECURITY CORPORATION

                                   By:

                                   Name:  _________________
                                   Title:  __________________


                                  SYRATECH WEST COAST WAREHOUSE CORP.

                                  By:

                                  Name:  ____________________
                                  Title:  ____________________

                                  175 AMLEGION REVERE REALTY TRUST

                                  By:

                                  Name:  ____________________
                                  Title:  ____________________


                                  SYRATECH SILVER SALES CORP.

                                  By:

                                  Name:  ____________________
                                  Title:  ____________________


                                  THL TRANSACTION I CORP.

                                  By:

                                  Name:  ____________________
                                  Title:  ____________________

Confirmed and Accepted, as of the date first above written:


NATIONSBANC CAPITAL MARKETS, INC.


By ______________________________


By _______________________________



CHASE SECURITIES INC.


By _______________________________


By ________________________________

                                   SCHEDULE I



                                                          PRINCIPAL AMOUNT
                                                          OF SENIOR NOTES
UNDERWRITER                                               TO BE PURCHASED
-----------                                               ---------------




NationsBanc Capital Markets, Inc.                         $

Chase Securities Inc.

                                                          ------------
                  Total                                   $155,000,000

                                   SCHEDULE II

                                   GUARANTORS


NAME OF GUARANTOR                           STATE OF INCORPORATION
-----------------                           ----------------------

Syratech Holding Corporation                Arkansas
Wallace International Silversmiths, Inc.    Delaware
Wallace International de P.R., Inc.         Delaware
International Silver Company                Delaware
International Silver de P.R., Inc.          Delaware
PMW Silver de P.R., Inc.                    Delaware
Towle Manufacturing Company                 Delaware
Rosemar Silver Company, Inc.                Delaware
Towle Holloware, Inc.                       Delaware
Farberware Inc.                             Delaware
Silvestri, Inc.                             Delaware
Silvestri, Inc. of South Carolina           South Carolina
Rauch Industries, Inc.                      North Carolina
Rochard, Inc.                               North Carolina
Holiday Products, Inc.                      North Carolina
Northstar Sales Corporation                 North Carolina
Leonard Florence Associates, Inc.           Massachusetts
CHI International, Inc.                     Maryland
Syratech Security Corporation               Massachusetts
Syratech West Coast Warehouse Corp.         California
175 Amlegion Revere Realty Trust            Massachusetts Trust
Syratech Silver Sales Corp.                 Georgia